FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report: February 6, 1997

                            BORG-WARNER AUTOMOTIVE, INC.
               (Exact name of registrant as specified in its charter)

Delaware                        1-12162                   13-3404508
(State of Incorporation) (Commission File No.)         (I.R.S. Employer
                                                        Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (address of principal executive offices)

          Registrant's telephone number, including area code: 312/322-8500

Item 5. Other Events

     On February 6, 1997, Borg-Warner Automotive, Inc. announced earnings for the fourth quarter and full year 1996.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     (99.1)    Borg-Warner Automotive, Inc. Statement of Operations (Unaudited)

     (99.2)    Borg-Warner Automotive, Inc. Sales by Operating Group

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BORG-WARNER AUTOMOTIVE, INC.


                                   By: GASPARE G. RUGGIRELLO
                                   -----------------------------------------
                                   Gaspare G. Ruggirello
                                   Assistant Secretary


Dated: February 6, 1997
                                   EXHIBIT INDEX

(99.1)    Borg-Warner Automotive, Inc. Statement of Operations (Unaudited)

(99.2)    Borg-Warner Automotive, Inc. Sales by Operating Group